                                                                      EXHIBIT 21


            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                STATE OF
                     NAME OF SUBSIDIARY                      INCORPORATION
                     ------------------                      --------------
Stewart Title of Mobile, Inc. .............................   Alabama
Stewart Title of Anchorage ................................   Alaska
Citizens Title & Trust ....................................   Arizona
Stewart Title & Trust of Phoenix, Inc. ....................   Arizona
Stewart Title & Trust of Tucson ...........................   Arizona
Arkansas Title Insurance Company ..........................   Arkansas
First Arkansas Title Company ..............................   Arkansas
Garland County Title Company ..............................   Arkansas
Landata of Arkansas .......................................   Arkansas
McDonald Abstract Company .................................   Arkansas
Stewart Title of Arkansas .................................   Arkansas
Tucker Abstract ...........................................   Arkansas
Landata Airborne Systems, Inc. ............................   California
API Properties Corp. ......................................   California
Asset Preservation, Inc. ..................................   California
GPMD, Inc. ................................................   California
Granite Bay Holding Corp. .................................   California
Granite Properties, Inc. ..................................   California
Landata, Inc. of Los Angeles ..............................   California
Landata, Inc. of the West Coast ...........................   California
Online Documents, Inc. ....................................   California
Stewart Title of California, Inc. .........................   California
WTI Properties, Inc. ......................................   California
Stewart Title Company of Colorado Springs .................   Colorado
Stewart Title of Aspen, Inc. ..............................   Colorado
Stewart Title of Denver, Inc. .............................   Colorado
Stewart Title of Eagle County, Inc. .......................   Colorado
Stewart Title of Glenwood Springs, Inc. ...................   Colorado
Stewart Title of Larimer County, Inc. .....................   Colorado
Stewart Title of Pueblo ...................................   Colorado
Stewart Title of Steamboat Springs ........................   Colorado
Stewart Water, L.L.C. .....................................   Colorado
The Title Specialists, L.L.C. .............................   Delaware
Advance Homestead Title, Inc. .............................   Florida
Bay Title Services, Inc. ..................................   Florida
Landata Foresight .........................................   Florida
Landata, Inc. of Florida ..................................   Florida
New Century Title of Orlando ..............................   Florida
New Century Title of Sarasota .............................   Florida
New Century Title of Tampa ................................   Florida
Stewart Approved Title, Inc. ..............................   Florida
Stewart Insurance Services, Inc. ..........................   Florida
Stewart River City Title ..................................   Florida
Stewart Title Company of Sarasota, Inc. ...................   Florida
Stewart Title of Clearwater, Inc. .........................   Florida
Stewart Title of Jacksonville, Inc. .......................   Florida
Stewart Title of Martin County ............................   Florida
Stewart Title of Northwest Florida ........................   Florida
Stewart Title of Orange County, Inc. ......................   Florida
Stewart Title of Pensacola ................................   Florida
Stewart Title of Pinellas, Inc. ...........................   Florida
Stewart Title of Polk County, Inc. ........................   Florida
Stewart Title of Tallahassee, Inc. ........................   Florida
Stewart Title of Tampa ....................................   Florida


                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                STATE OF
                     NAME OF SUBSIDIARY                      INCORPORATION
                     ------------------                      --------------
Stewart Properties of Tampa ...............................   Florida
Blaine County Title, Inc. .................................   Idaho
Stewart Title Company of Idaho, Inc. ......................   Idaho
Stewart Title of Canyon County ............................   Idaho
Stewart Title of North Idaho, Inc. ........................   Idaho
Stewart Title of Pocatello ................................   Idaho
Information Services of Illinois ..........................   Illinois
Landata, Inc. of Illinois .................................   Illinois
Stewart Title Company of Illinois .........................   Illinois
Cripe Title ...............................................   Indiana
Mortgage Services of Indiana ..............................   Indiana
Stewart Title Services of Central Indiana .................   Indiana
Stewart Title Services of Indiana, Inc. ...................   Indiana
O'Rourke Title Company ....................................   Kansas
Stewart Title of Louisiana, Inc. ..........................   Louisiana
Cambridge Landata, Incorporated ...........................   Maryland
Stewart Title Company of Maryland .........................   Maryland
Stewart Title of Detroit, Inc. ............................   Michigan
Stewart Title Company of Minnesota ........................   Minnesota
Stewart Title of Mississippi ..............................   Mississippi
Stewart Title, Inc. (Kansas City) .........................   Missouri
Stewart Title of Carson City ..............................   Nevada
Stewart Title of Churchill County .........................   Nevada
Stewart Title of Douglas County ...........................   Nevada
Stewart Title of Nevada ...................................   Nevada
Stewart Title of Northeastern Nevada ......................   Nevada
Stewart Title of Northern Nevada ..........................   Nevada
Professional Title Agency .................................   New Hampshire
Stewart Title of Northern New England .....................   New Hampshire
Stewart Title of Bergen County ............................   New Jersey
Stewart Title of Central Jersey, Inc. .....................   New Jersey
Stewart Title Services of North Jersey, L.L.C. ............   New Jersey
Stewart-Princeton Abstract ................................   New Jersey
Santa Fe Abstract Limited .................................   New Mexico
Stewart Title Limited .....................................   New Mexico
River City Abstract, L.L.C. ...............................   New York
Stewart Title Insurance Company ...........................   New York
Stewart Title of North Carolina, Inc. .....................   North Carolina
Stewart Title of the Piedmont .............................   North Carolina
Excelsior Title Agency ....................................   Ohio
National Land Title Insurance Company .....................   Ohio
Stewart Title Agency of Columbus, Ltd. ....................   Ohio
Stewart Title Agency of Ohio, Inc. ........................   Ohio
Landata Research ..........................................   Oklahoma
Stewart Abstract & Title Co. of Oklahoma ..................   Oklahoma
Stewart Escrow & Title Services of Lawton .................   Oklahoma
Stewart Title Insurance Company of Oregon .................   Oregon
Stewart Title of Oregon ...................................   Oregon
Stewart Title - Newport, LLC ..............................   Rhode Island
Stewart Title of Rhode Island, Inc. .......................   Rhode Island
Advance Title Company .....................................   Texas
Allecon Title, LLC ........................................   Texas
Brazoria County Abstract ..................................   Texas


                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                STATE OF
                     NAME OF SUBSIDIARY                      INCORPORATION
                     ------------------                      -------------
Cameron County Title ......................................   Texas
Dominion Title ............................................   Texas
East-West, Inc. ...........................................   Texas
Electronic Closing Services, Inc. .........................   Texas
Fulghum, Inc. .............................................   Texas
GC Acquisition, Inc. ......................................   Texas
Gracy Title Co., L.C. .....................................   Texas
Highland Solutions ........................................   Texas
Landata Field Services ....................................   Texas
Landata Geo Services, Inc. ................................   Texas
Landata Group, Inc. .......................................   Texas
Landata Site Services .....................................   Texas
Landata Systems, Inc. .....................................   Texas
Landata Technologies ......................................   Texas
Medina County Title .......................................   Texas
MHI Title Company of Houston, L.C. ........................   Texas
Nacogdoches Abstract & Title ..............................   Texas
Ortem Investments, Inc. ...................................   Texas
Pacific Title, L.C. .......................................   Texas
Premier Title, L.C. .......................................   Texas
Primero, Inc. .............................................   Texas
Priority Resources, Inc. ..................................   Texas
Priority Title - Dallas ...................................   Texas
Priority Title - Houston ..................................   Texas
RealEC, Inc. ..............................................   Texas
Southland Information, Inc. ...............................   Texas
Stewart - U.A.M., Inc. ....................................   Texas
Stewart Information International, Inc. ...................   Texas
Stewart Investment Services Corporation ...................   Texas
Stewart Management Information, Inc. ......................   Texas
Stewart Mortgage Information Company ......................   Texas
Stewart Mortgage Processing ...............................   Texas
Stewart National Order Center .............................   Texas
Stewart Title Austin, Inc. ................................   Texas
Stewart Title Company .....................................   Texas
Stewart Title Company of Rockport, Inc. ...................   Texas
Stewart Title Guaranty Company ............................   Texas
Stewart Title of Corpus Christi ...........................   Texas
Stewart Title of Eagle Pass ...............................   Texas
Stewart Title of Lubbock, Inc. ............................   Texas
Stewart Title of Montgomery County ........................   Texas
Stewart Title of North Texas ..............................   Texas
Stewart Trust Company .....................................   Texas
Texarkana Title and Abstract, Inc. ........................   Texas
Landata Inc. of Utah ......................................   Utah
Cedar Run Title & Abstract ................................   Virginia
Greenbrier Title, LLC .....................................   Virginia
Howell Title, LLC .........................................   Virginia
Land Title Research, Inc. .................................   Virginia
Potomac Title & Escrow ....................................   Virginia
Resource Title, LLC .......................................   Virginia


                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                STATE OF
                     NAME OF SUBSIDIARY                      INCORPORATION
                     ------------------                      -------------
Signature & Stewart Settlements, L.C. .....................   Virginia
Stewart Services of Greater Virginia ......................   Virginia
Stewart Title - Shenandoah Valley, L.C. ...................   Virginia
Stewart Title & Settlement Services, Inc. .................   Virginia
Stewart Title and Escrow, Inc. ............................   Virginia
Stewart Title Services of Virginia, L.C. ..................   Virginia
Stewart Title of Kittitas County ..........................   Washington
Stewart Title of Washington ...............................   Washington
Accurate Title ............................................   Wisconsin
Sheboygan Title Services, Inc. ............................   Wisconsin
Stewart Title of Gillette, Inc. ...........................   Wyoming


                      INTERNATIONAL

Landata Inc. of Belize ....................................   Belize
Stewart Costa Rica ........................................   Costa Rica
Stewart Information Hungary ...............................   Hungary
Stewart Title Guaranty de Mexico, ABC .....................   Mexico
Stewart Data Slovakia .....................................   Slovakia
Stewart Title Great Britain ...............................   United Kingdom
Stewart Title Insurance Company Limited ...................   United Kingdom